FOURTH AMENDMENT AND MODIFICATION
TO LOAN AND SECURITY AGREEMENT
THIS FOURTH AMENDMENT AND MODIFICATION TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is executed on the 10 day of September, 2012, by and among HOOPER HOLMES, INC., a New York corporation (“Borrower”), HOOPER INFORMATION SERVICES, INC., a New Jersey corporation (“Information”), MID-AMERICA AGENCY SERVICES, INCORPORATED, a Nebraska corporation (“Mid America”), TEG ENTERPRISES, INC., a Nebraska corporation (“TEG”), HERITAGE LABS INTERNATIONAL , LLC, a Kansas limited liability company (“Heritage”), HOOPER DISTRIBUTION SERVICES, LLC, a New Jersey limited liability company (“Distribution” and together with Information, Mid America, TEG and Heritage, the “Guarantors” and each a “Guarantor”) and TD BANK, N.A., in its capacity as agent (the “Agent”) and in its capacity as a Lender (as defined below).
BACKGROUND

A.
Pursuant to that certain Loan and Security Agreement dated March 9, 2009 by and among Borrower, Guarantors, Agent and the lenders described therein (collectively, the “Lenders” and each a “Lender”) (as amended by that certain First Amendment and Modification to Loan and Security Agreement dated December 1, 2010, that certain Second Amendment and Modification to Loan and Security Agreement dated February 25, 2011, that certain Third Amendment and Modification to Loan and Security Agreement dated February 29, 2012 and as the same may hereafter be further amended, modified, supplemented or restated from time to time, being referred to herein as the “Loan Agreement”), Lenders agreed, inter alia, to extend to Borrower a line of credit in the maximum principal amount of Fifteen Million Dollars ($15,000,000.00).

B.	Borrower has requested and Agent has agreed to amend the Loan Agreement in accordance with the terms and conditions contained herein.

C.	All capitalized terms contained herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:
1.Investments and Loans. Section 7.4 of the Loan Agreement is amended by (a) removing the word “and” from the end of subsection (e) thereto, (b) replacing the “.” at the end of subsection (f) thereto with “; and” and (c) adding the following thereto as new subsection (g):

“(g) Investments and loans not otherwise permitted under this Section 7.4 in an aggregate amount not to exceed at any time Four Hundred Thousand Dollars ($400,000).”
2. Amendment/References. The Loan Agreement and the Loan Documents are hereby amended to be consistent with the terms of this Amendment. All references in the Loan Agreement and the Loan Documents to (a) the “Loan Agreement” shall mean the Loan Agreement as amended hereby; and (b) the “Loan Documents” shall include this Amendment and all other instruments or agreements executed pursuant to or in connection with the terms hereof.

3.Release. Borrower and each Guarantor acknowledges and agrees that it has no claims, suits or causes of action against Agent or any Lender and hereby remises, releases and forever discharges Agent and each Lender, their officers, directors, shareholders, employees, agents, successors and assigns, and any of them, from any claims, suits or causes of action whatsoever, in law or at equity, which Borrower or any Guarantor has or may have arising from any act, omission or otherwise, at any time up to and including the date of this Amendment.

4.Additional Documents; Further Assurances. Borrower covenants and agrees to execute and deliver to Agent, or to cause to be executed and delivered to Agent contemporaneously herewith, at the sole cost and expense of Borrower, the Amendment and any and all documents, agreements, statements, resolutions, searches, insurance policies, consents, certificates, legal opinions and information as Agent may require in connection with the execution and delivery of this Amendment or any documents in connection herewith, or to further evidence, effect, enforce or protect any of the terms hereof or the rights or remedies granted or intended to be granted to Agent or any Lender herein or in any of the Loan Documents, or to enforce or to protect Agent's and each Lender's interest in the Collateral. All such documents, agreements, statements, etc., shall be in form and content acceptable to Agent in its sole discretion. Borrower hereby authorizes Agent to file, at Borrower's cost and expense, financing statements, amendments thereto and other items as Agent may require to evidence or perfect Agent's and each Lender's continuing security interest and liens in and against the Collateral. Borrower agrees to join with Agent in notifying any third party with possession of any Collateral of Agent's and each Lender's security interest therein and in obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Agent and Lenders. Borrower will cooperate with Agent in obtaining control with respect to Collateral consisting of deposit accounts, investment property, letter-of-credit rights and electronic chattel paper.

5.Further Agreements and Representations. Borrower does hereby:

(a)ratify, confirm and acknowledge that the statements contained in the foregoing Background are true and complete and that, as amended hereby, the Loan Agreement and the other Loan Documents are in full force and effect and are valid, binding and enforceable against Borrower and its assets and properties, all in accordance with the terms thereof, as amended;

(b)covenant and agree to perform all of Borrower's obligations under the Loan Agreement and the other Loan Documents, as amended;

(c)acknowledge and agree that as of the date hereof, Borrower has no defense, set-off, counterclaim or challenge against the payment of any Lender Indebtedness or the enforcement of any of the terms of the Loan Agreement or of the other Loan Documents, as amended;

(d)acknowledge and agree that all representations and warranties of Borrower contained in the Loan Agreement and/or the other Loan Documents, as amended, are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof;

(e)represent and warrant that, after giving effect to this Amendment, no Default or Event of Default exists;
(f)covenant and agree that Borrower's failure to comply with any of the terms of this Amendment or any other instrument or agreement executed or delivered in connection herewith, shall constitute an Event of Default under the Loan Agreement and each of the other Loan Documents; and

(g)acknowledge and agree that nothing contained herein, and no actions taken pursuant to the terms hereof, are intended to constitute a novation of any of the Note, the Loan Agreement or of any of the other Loan Documents and does not constitute a release, termination or waiver of any existing Event of Default or of any of the liens, security interests, rights or remedies granted to the Agent or any other Lender in any of the Loan Documents, which liens, security interests, rights and remedies are hereby expressly ratified, confirmed, extended and continued as security for all Lender Indebtedness.

Borrower acknowledges and agrees that Agent and Lenders are relying on the foregoing agreements, confirmations, representations and warranties of Borrower and the other agreements, representations and warranties of Borrower contained herein in agreeing to the amendments contained in this Amendment.

6.Fees, Cost, Expenses and Expenditures. Borrower will pay all of Agent's and each Lender's expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including without limitation, fees, disbursements, expenses and disbursements of counsel retained by Agent and each Lender and all fees related to filings, recording of documents, searches, environmental assessments and appraisal reports, whether or not the transactions contemplated hereunder are consummated.

7.No Waiver. Nothing contained herein constitutes an agreement or obligation by Agent or any Lender to grant any further amendments to the Loan Agreement or any of the other Loan Documents. Nothing contained herein constitutes a waiver or release by Agent or any Lender of any Event of Default or of any rights or remedies available to Agent or any Lender under the Loan Documents or at law or in equity.

8.Inconsistencies. To the extent of any inconsistencies between the terms and conditions of this Amendment and the terms and conditions of the Loan Agreement or the other Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Agreement and other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrower.

9.Binding Effect. This Amendment, upon due execution hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New Jersey without regard to conflict of law principles.

11.Severability. The provisions of this Amendment and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

12.Modifications. No modification of this Amendment or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

13.Headings. The headings of the Articles, Sections, paragraphs and clauses of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

14.Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which together shall constitute the same agreement.

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed the day and year first above written.
HOOPER HOLMES, INC., a New York corporation

By:    /s/ Michael J. Shea
Name/Title: Michael J. Shea, CFO

HOOPER INFORMATION SERVICES, INC., a New Jersey corporation

By:    /s/ Michael J. Shea
Name/Title: Michael J. Shea, CFO

MID-AMERICA AGENCY SERVICES, INCORPORATED, a Nebraska corporation

By:    /s/ Michael J. Shea
Name/Title: Michael J. Shea, CFO

TEG ENTERPRISES, INC., a Nebraska corporation

By:    /s/ Michael J. Shea
Name/Title: Michael J. Shea, CFO

HERITAGE LABS INTERNATIONAL , LLC, a Kansas limited liability company

By:    /s/ Michael J. Shea
Name/Title: Michael J. Shea, CFO

HOOPER DISTRIBUTION SERVICES, LLC, a New Jersey limited liability company

By:    /s/ Michael J. Shea
Name/Title: Michael J. Shea, CFO

TD BANK, N.A., as Agent and Lender

By:    /s/ Stephen A. Caffrey
Name/Title: Stephen A. Caffrey, VP

Each of the undersigned, intending to be legally bound hereby, consents and agrees to the foregoing Fourth Amendment and Modification to Loan and Security Agreement dated of even date herewith (the “Agreement”), and all terms thereof and further agrees that such Agreement shall in no way affect or impair the undersigned's obligations under that certain Surety Agreement from the undersigned to Agent dated March 9, 2009 (the “Surety”), or under any other documents executed or delivered pursuant thereto or in connection therewith and the terms of the Surety is hereby ratified and confirmed, all as of the date hereof.
HOOPER INFORMATION SERVICES, INC., a New Jersey corporation

By:    /s/ Michael J. Shea
Name/Title: Michael J. Shea, CFO

MID-AMERICA AGENCY SERVICES, INCORPORATED, a Nebraska corporation

By:    /s/ Michael J. Shea
Name/Title: Michael J. Shea, CFO

TEG ENTERPRISES, INC., a Nebraska corporation

By:    /s/ Michael J. Shea
Name/Title: Michael J. Shea, CFO

HERITAGE LABS INTERNATIONAL , LLC, a Kansas limited liability company

By:    /s/ Michael J. Shea
Name/Title: Michael J. Shea, CFO

HOOPER DISTRIBUTION SERVICES, LLC, a New Jersey limited liability company

By:    /s/ Michael J. Shea
Name/Title: Michael J. Shea, CFO